UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

VIVID LEARNING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Washington	333-116255	42-1623500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5728 Bedford Street Pasco, Washington 99301
(Address of principal executive offices) (Zip code)

(509) 545-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Yesterday, Vivid Learning Systems, Inc. learned of the untimely and unexpected death of its Chief Financial Officer, Robert M. Blodgett, from a heart attack.  Mr. Blodgett also served as the Company’s Corporate Secretary/Treasurer.  Mr. Blodgett had been with the Company since beginning operations and his passing will be deeply felt by all who knew him.  The Company’s Management and the Board of Directors are confident that its staff will be able to carry out all necessary financial functions in the interim while this vacancy is addressed.  The Company will provide additional information upon the Board of Director’s decision concerning the need for an interim Chief Financial Officer and the Board’s decision as to any future search plans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVID LEARNING SYSTEMS, INC.

Date: June 25, 2009	By:	/s/ Matthew J. Hammer
	Name:	Matthew J. Hammer
	Title:	Chief Executive Officer

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